SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


               Date of Earliest Event Reported: December 18, 2002
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
               (Exact name of Registrant as Specified in Charter)

            Delaware                   333-100848               51-0362653
        (State or Other               (Commission            (I.R.S. Employer
 Jurisdiction of Incorporation)       File Number)        Identification Number)


                         8400 Normandale Lake Boulevard
                                    Suite 250
                             Minneapolis, Minnesota
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (952) 832-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Items 1 through 4, Item 6, Item 8 and Item 9 are not  included  because they are not applicable.

Item 5. Other Events

Filing of Accountant's Consent

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001 (the "2001 Financial Statements"), included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (which was filed with the Securities and Exchange Commission on May 13, 2002), as of June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2002 (which was filed with the Securities and Exchange Commission on August 14, 2002), and as of September 30, 2002 and for the periods ending September 30, 2002 and September 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended September 30, 2002 (which was filed with the Securities and Exchange Commission on November 14, 2002), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002, October 17, 2002 and November 20, 2002, as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in this Form 8-K and in the Prospectus Supplement relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS8.

        The 2001 Financial Statements have been audited by KPMG LLP, and the consent of KPMG LLP to (i) the incorporation by reference of such financial statements in this Form 8-K and (ii) their being named as "Experts" in the Prospectus Supplement relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS8, is attached hereto as Exhibit 23.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        23.1   Consent of KPMG LLP


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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RESIDENTIAL ASSET SECURITIES CORPORATION


                                      By:    /s/ Benita Bjorgo
                                      Name:   Benita Bjorgo
                                      Title:  Vice President




Date:   December 18, 2002


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                                  Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:


We consent to the incorporation by reference in the registration statement (No. 333-100848) of Residential Asset Securities Corporation (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated December 18, 2002 of our report dated January 23, 2002 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 26, 2002 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                            /s/KPMG LLP


New York, New York
December 18, 2002




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